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                                                                   Exhibit 5 (V)

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[LOGO OF METLIFE INVESTORS]                                                                           SEND APPLICATION AND CHECK TO:
                                                                                   METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                                                                                              [Policy Service Office: P.O. Box 10366
                                                                   VARIABLE ANNUITY                      Des Moines, Iowa 50306-0366
[METLIFE INVESTORS VARIABLE ANNUITY CLASS VA]                        APPLICATION                  FOR ASSISTANCE CALL: 800 848-3854]
____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT

____________________________________________________________________________________________________________________________________

      [John                  J.                  Doe]
  ______________________________________________________________   Social
  Name          (First)        (Middle)       (Last)               Security Number     [123      -       45      -    6789]
                                                                                    ____________    ____________    ____________

                                                                   Sex [X]   M [ ] F     Date of Birth  [4 / 12 / 58]
                                                                                                        ____ ____ ____
  [123 Main Street     Anytown          IL         60001]
  ______________________________________________________________
  Address   (Street)     (City)        (State)      (Zip)          Phone [(708)    123-4567]
                                                                          ____  ________________________________________________
____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

  ______________________________________________________________   Social
  Name          (First)        (Middle)       (Last)               Security/Tax ID Number ___________ - __________ - ___________

                                                                   Sex [ ] M [ ] F    Date of Birth/Trust ______/_______/_______

  ______________________________________________________________
  Address       (Street)       (City)         (State)      (Zip)   Phone (______) ____________________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER

____________________________________________________________________________________________________________________________________

  ______________________________________________________________   Social
  Name          (First)        (Middle)       (Last)               Security Number  _____________ - ____________ - _____________


                                                                   Sex [ ] M [ ] F      Date of Birth _______/_______/_______
  ______________________________________________________________
  Address       (Street)       (City)         (State)      (Zip)   Phone ( _____) ______________________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________
  Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
  Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
  OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
  BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

  [Mary J. Doe,           123 Main Street, Anytown, IL,            Wife,               234 - 56 - 7890               100%]
  ______________________________________________________________________________________________________________________________
  Primary Name                        Address                   Relationship         Social Security Number            %
                                                                                            -         -
  ______________________________________________________________________________________________________________________________
  Primary Name                        Address                   Relationship         Social Security Number            %
                                                                                            -         -
  ______________________________________________________________________________________________________________________________
  Contingent Name                     Address                   Relationship         Social Security Number            %
                                                                                            -         -
  ______________________________________________________________________________________________________________________________
  Contingent Name                     Address                   Relationship         Social Security Number            %
____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                         6. PURCHASE PAYMENT
___________________________________________________________________________________  _______________________________________________

  [X] NON-QUALIFIED                                                                  Funding Source of Purchase Payment
  QUALIFIED                                                                          _________________________________________
  [ ] 401                                                                            [ ] 1035 Exchange     [ ] Check    [ ] Wire
  [ ] 403(B) TSA ROLLOVER*
                                                                                     Initial Purchase
  408 IRA* (check one of the options listed below)                                   Payment $           [10,000]
                                                                                              __________________________________
  Traditional IRA             SEP IRA                    Roth IRA                                   Make Check Payable to
  _______________             _______                    ________                                     MetLife Investors
  [ ] Transfer                [ ] Transfer               [ ] Transfer
  [ ] Rollover                [ ] Rollover               [ ] Rollover                (Estimate dollar amount for 1035 exchanges,
  [ ] Contribution - Year___  [ ] Contribution - Year___ [ ] Contribution - Year___   transfers, rollovers, etc.)

  *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                  Minimum Initial Purchase Payment:
                                                                                      $5,000 Non-Qualified $2,000 Qualified
___________________________________________________________________________________  _______________________________________________
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9029 (1/05)                                                         APPVA105VACA

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______________________________________________________________________

RIDERS                                                                   11. REPLACEMENTS
______________________________________________________________________   ___________________________________________________________
                                                                         Does the applicant have any existing life insurance
7. BENEFIT RIDERS (subject to state availability and age restrictions)   policies or annuity contracts?           [ ] Yes [X] No
______________________________________________________________________
These riders may only be chosen at time of application. Please note,     Is this annuity being purchased to replace any existing
there are additional charges for the optional riders. ONCE ELECTED       life insurance or annuity policy(ies)?   [ ] Yes [X] No
THESE OPTIONS MAY NOT BE CHANGED.
1) [LIVING BENEFIT RIDERS (Optional. Only ONE (GMIB, GMIB Plus           If "Yes,"  applicable disclosure and replacement forms
   or GWB) may be elected)                                               must be attached.
   [ ] Guaranteed Minimum Income Benefit Rider (GMIB)                    ___________________________________________________________
   [ ] Guaranteed Minimum Income Benefit Plus Rider (GMIB Plus)
   [ ] Guaranteed Withdrawal Benefit (GWB)                               12. ACKNOWLEDGEMENT AND AUTHORIZATION
2) DEATH BENEFIT RIDERS (Check one. If no election is made, the          ___________________________________________________________
   Principal Protection option will apply).                              I (We) agree that the above information and statements
       [ ] Principal Protection (no additional charge)                   and those made on all pages of this application are true
       [ ] Annual Step-Up                                                and correct to the best of my (our) knowledge and belief
       [ ] Compounded-Plus                                               and are made as the basis of my (our) application. I (We)
3) [ ] Earnings Preservation Benefit Rider ]                             acknowledge receipt of the current prospectus of[MetLife
4) [ ] Other ___________________________________________________         Investors Variable Annuity Account Five. PAYMENTS AND
______________________________________________________________________   VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION
                                                                         IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR
COMMUNICATIONS                                                           AMOUNT.]
______________________________________________________________________   ___________________________________________________________

8. TELEPHONE TRANSFER                                                    ___________________________________________________________
______________________________________________________________________                 [GRAPHIC APPEARS HERE, Owner]
I (We) authorize MetLife Investors Insurance Company of California       ___________________________________________________________
(MetLife Investors) or any person authorized by MetLife Investors to      OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)
accept telephone transfer instructions and/or future payment
allocation changes from me (us) and my Registered                        ___________________________________________________________
Representative/Agent. Telephone transfers will be automatically                         (JOINT OWNER SIGNATURE & TITLE)
permitted unless you check one or both of the boxes below indicating
that you do not wish to authorize telephone transfers. MetLife           ___________________________________________________________
Investors will use reasonable procedures to confirm that instructions            (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)
communicated by telephone are genuine.
                                                                                             [Anytown,                 IL]
I (We) DO NOT wish to authorize telephone transfers for the following    Signed at _________________________________________________
(check applicable boxes): [ ] Owner(s) [ ] Registered                                        (City)                  (State)
Representative/Agent
______________________________________________________________________                        [November 11, 2000]
______________________________________________________________________    Date ____________________________________________________
                                                                         ___________________________________________________________
SIGNATURES
______________________________________________________________________    13. AGENT'S REPORT
                                                                         ___________________________________________________________
9. FRAUD STATEMENT                                                       Does the applicant have any existing life insurance
______________________________________________________________________   policies or annuity contracts?           [ ] Yes [X] No
NOTICE TO APPLICANT:
                                                                         Is this annuity being purchased to replace any existing
[FOR ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, PENNSYLVANIA,      life insurance or annuity policy(ies)?   [ ] Yes [X] No
TENNESSEE AND WASHINGTON D.C. RESIDENTS: Any person who knowingly and
with intent to defraud any insurance company or other person files an                    [GRAPHIC APPEARS HERE]
application or submits a claim containing any materially false           ___________________________________________________________
information or conceals for the purpose of misleading, information                           AGENT'S SIGNATURE
concerning any fact material thereto, commits a fraudulent insurance
act, which is a crime, and subjects such person to criminal and civil                        [(312) 456-7890]
penalties.                                                               ___________________________________________________________
                                                                                                  Phone
FOR FLORIDA RESIDENTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO
INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR                      [Richard Roe, #723]
AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING           ___________________________________________________________
INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.                                   Agent's Name and Number

FOR NEW JERSEY RESIDENTS: Any person who includes any false or                     [456 Main Street, Anytown, IL 60001]
misleading information on an application for an insurance policy is      ___________________________________________________________
subject to criminal and civil penalties. ]                                               Name and Address of Firm
______________________________________________________________________
                                                                                                  [#723]
10. SPECIAL REQUESTS                                                     ___________________________________________________________
______________________________________________________________________             State License ID Number[(Required for FL)]

                                                                                                [1234567]
______________________________________________________________________   ___________________________________________________________
                                                                                          Client Account Number

                                                                         ___________________________________________________________
                                                                         ___________________________________________________________

                                                                         [Home Office Program Information:
                                                                         _________________________________
                                                                         Select one. Once selected, the option cannot be changed.
                                                                         Option A ________ Option B ________ Option C ________ ]
                                                                         ___________________________________________________________
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9029 (1/05)                                                         APPVA105VACA